SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT






     Pursuant  to  Section  13 or 15  (d)  of   the  Securities  Exchange
     Act of 1934 Date of Report (Date of earliest event reported).



                          September 11, 1995




                    Plymouth Rubber Company, Inc.
     (Exact name of registrant as specified in its charter)



            Massachusetts             1-5197         04-1733970
     (State or other jurisdiction  (Commission      (IRS Employer
       of incorporation)       File Number)   Identification No.)



        104 Revere Street, Canton, Massachusetts          02021
        (Address of principal executive offices)         (Zip Code)



     Registrant's Telephone Number, including area code:  (617) 828-0220





     Item 5.  Other Event



     Reference is made to that certain case which the Company reported as pending in the Superior Court of Norfolk County, Massachusetts, brought by the Company against Mallyclad Corporation of Madison Heights, Michigan, ("Mallyclad"), on December 4, 1984. On September 11, 1995, a settlement was reached between the parties prior to trial in which Mallyclad agreed to pay the Company a total of Eight Hundred and Twenty Five Thousand ($825,000.00) dollars, in exchange for full and complete mutual releases.



     Item 7.   Financial Statements, Proforma Financial Information and
                    Exhibits



      (a)      Financial Statements of businesses acquired:

                    Not Applicable


      (b)      Proforma Financial Information:

                    Not Applicable


      (c)      Exhibits:

               Exhibits required as part of this report as listed in
                    the Index to Exhibits appearing on Page 5.








                      SIGNATURES




          Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 PLYMOUTH RUBBER COMPANY, INC.
                                        (Registrant)



     Date:      September 18, 1995   By      Duane E. Wheeler
                                             Duane E. Wheeler
                                Vice President-Finance and Treasurer






     INDEX TO EXHIBITS


          Exhibit No.                     Description


           (1)                Not Applicable

           (2)                Not Applicable

           (4)                Not Applicable

           (16)               Not Applicable

           (17)               Not Applicable

           (20)               Not Applicable

           (23)               Not Applicable

           (24)               Not Applicable

           (27)               Not Applicable

           (99)               Not Applicable